SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 14, 2004

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MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10415	20-0533283

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia		20147

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On October 11, 2004, Cindy K. Andreotti resigned as MCI’s President of Enterprise Markets. Effective immediately, Wayne E. Huyard, President of U.S. Sales & Service, oversees all U.S. and Enterprise sales and service for the Company.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By:	/s/ Grace Chen Trent

	Name:	Grace Chen Trent
	Title:	Senior Vice President - Communications and Chief of Staff

Dated: October 14, 2004